UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2021

CC Neuberger Principal Holdings II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39410	98-1545419
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Park Avenue, 58th Floor
New York, NY	10166
(Address of principal executive offices)	(Zip Code)

(212) 355-5515

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	PRPB.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	PRPB	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PRPB WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Report.

On April 12, 2021, the Staff of the U.S. Securities and Exchange Commission (“SEC”) issued a public statement entitled "Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”). This public statement highlighted the complex nature of warrants issued in connection with a SPAC’s formation and initial registered offering and the potential accounting implications of certain terms that may be common in warrants included in SPAC transactions to determine if any errors exist in previously-filed financial statements.

With this new public statement, the Company and WithumSmith+Brown, PC, the independent registered public accounting firm of the Company ("Withum"), determined that a fresh evaluation of the accounting for the warrants was necessary. Under U.S. generally accepted accounting principles (“U.S. GAAP”), an equity-linked financial instrument, such as a warrant, must be considered indexed to a company’s own stock in order to qualify for equity classification. If an event is not within a company’s control, potential changes to the settlement amounts dependent upon the characteristics of the holder of the warrant could result in the warrant classified as an asset or a liability rather than equity resulting in fair value measurement each reporting period.

In addition, because the Company’s warrants include a cash settlement feature that could arise in certain events (specifically, in the event of a tender or exchange offer made to and accepted by holders of more than 50% of the outstanding shares of the Company’s Class A common stock, all holders of the warrants would be entitled to receive cash for their warrants), the Company is now of the view that the warrants should have been accounted for as a liability, recorded at fair value at the date of issuance and marked to market at each balance sheet date. All changes in fair value should have been recorded in earnings. The warrants were issued in connection with the Company’s initial public offering of 82,800,000 units consisting of 82,800,000 Class A ordinary shares and 20,700,000 warrants and the sale of 18,560,000 Private Placement warrants completed on August 4, 2020. Additionally in connection with the initial public offering, the Company entered into a Forward Purchase Agreement with Neuberger Berman Opportunistic Capital Solutions Master Fund LP, which provides for the purchase of up to $200,000,000 of units, with each unit consisting of one Class A ordinary share and three-sixteenths of one warrant to purchase one Class A ordinary share at $11.50 per share, subject to adjustment, for a purchase price of $10.00 per unit, in a private placement to occur concurrently with the closing of the Company's initial business combination. The forward purchase agreement also requires recognition as a derivative asset or liability at inception with changes in fair value reflected in earnings at each reporting date.

As a result, the Company, in consultation with its Audit Committee, concluded that its previously issued financial statements for the periods beginning with the period from May 12, 2020 through December 31, 2020, for the three months ended September 30, 2020 and the period from May 12, 2020 through December 31, 2020 (collectively, the “Affected Periods”) should be restated because of a misapplication in the guidance around accounting for certain of its outstanding warrants to purchase ordinary shares and should no longer be relied upon. The Company will file an amendment to its Annual Report on Form 10-K as of December 31, 2020 and for the period from May 12, 2020 (inception) through December 31, 2020, which will include the restated financial statements for the Affected Periods.

The reclassification of warrants as components of liabilities instead of equity had no impact on the Company’s liquidity or cash flows.

The Company's management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Withum.

Cautionary Statement Regarding Forward-Looking Statements

This report may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this report are forward-looking statements. When used in this report, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s annual report on Form 10-K, as it may be amended, and the Company’s other filings with the SEC. Copies of such filings are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CC Neuberger Principal Holdings II

Date: May 20, 2021	By:	/s/ Matthew Skurbe
		Name:	Matthew Skurbe
		Title:	Chief Financial Officer